SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2002

                                      CWA

                                  (Depositor)

       (Issuer in respect of Asset Backed Certificates, Series 2002-BC3)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                           Asset Backed Certificates
                                Series 2002-BC3

On October 25, 2002, The Bank of New York, as Trustee for CWA, Asset Backed Certificates Series 2002-BC3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2002, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset Backed Certificates Series 2002-BC3 relating to the distribution date of October 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2002


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2002


                             Payment Date: 10/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2002-BC3
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         416,689,332.49    2.073750%     5,241,669.57    720,091.25    5,961,760.82       0.00       0.00
                        N          35,000,000.00    8.000000%             0.00     55,879.26       55,879.26       0.00       0.00
                        X         497,991,914.59    0.000000%             0.00          4.93            4.93       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         28,750,000.00    2.413750%             0.00     57,829.43       57,829.43       0.00       0.00
                        M2         27,500,000.00    2.963750%             0.00     67,919.27       67,919.27       0.00       0.00
                        B1         22,500,000.00    3.593750%             0.00     67,382.81       67,382.81       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        495,439,332.49     -            5,241,669.57    969,106.95    6,210,776.52     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         411,447,662.92              0.00
                                N          35,000,000.00        177,454.07
                                X         495,202,835.65              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         28,750,000.00              0.00
                                M2         27,500,000.00              0.00
                                B1         22,500,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        490,197,662.92        177,454.07
--------------------------------------------------------------------------------

                             Payment Date: 10/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2002-BC3
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     416,689,332.49     2.073750% 126671RD0    12.443132      1.709415    976.730357
                           N      35,000,000.00     8.000000% 126671RL2     0.000000      1.596550  1,000.000000
                           X     497,991,914.59     0.000000% 126671RK4     0.000000      0.000010    990.405473
Residual                   AR              0.00     0.000000% 126671RH1     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     28,750,000.00     2.413750% 126671RE8     0.000000      2.011458  1,000.000000
                           M2     27,500,000.00     2.963750% 126671RF5     0.000000      2.469792  1,000.000000
                           B1     22,500,000.00     3.593750% 126671RG3     0.000000      2.994792  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     495,439,332.49       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2002-BC3
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       495,202,835.65   495,202,835.65
Loan count                   3744             3744
Avg loan rate           8.619525%             8.62
Prepay amount        2,436,506.23     2,436,506.23

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       205,845.68       205,845.68
Sub servicer fees            0.00             0.00
Trustee fees             3,734.94         3,734.94


Agg advances                  N/A              N/A
Adv this period        202,017.02       202,017.02

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               10,000,002.00    10,000,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           84.105017%           100.000000%            416,689,332.49
   -----------------------------------------------------------------------------
   Junior           15.894983%             0.000000%             78,750,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         163                19,866,904.57
60 to 89 days                          27                 3,570,851.85
90 or more                              4                   345,795.70
Foreclosure                             1                    98,304.02

Totals:                               195                23,881,856.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,210,776.52          6,210,776.52
Principal remittance amount            5,241,669.57          5,241,669.57
Interest remittance amount               969,106.95            969,106.95